UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

SCHEDULE 14A
(Rule 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.      )

Filed by the Registrant ☐                            Filed by a Party other than the Registrant ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12.

CAPITOL TRUST I

(Name of Registrant as Specified in its Charter)

CAPITOL BANCORP LTD.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

January 4, 2011

Dear Trust-Preferred Securityholder:

The attached Consent Solicitation Statement (the “Consent Solicitation Statement”) is being delivered to you in connection with the Exchange Offers (as defined below).  Capitol Bancorp Ltd. (“Capitol”) is writing to you as a holder of 8.50% Cumulative Trust-Preferred Securities due 2027 (the “Trust-Preferred Securities”) of Capitol Trust I, a Delaware statutory trust (“Capitol Trust I”) to obtain your consent to amendments (the “Proposed Amendments”) to certain provisions of the Indenture, dated as of December 18, 1997, as supplemented by the First Supplemental Indenture, dated as of July 31, 2009 (as so supplemented, the “Indenture”), by and between Capitol and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), and to the Guarantee Agreement dated as of December 17, 1997 by and between Capitol and the Trustee, as amended on July 31, 2009 (as so amended, the “Guarantee Agreement”)  pursuant to which the Trust-Preferred Securities were issued.  The Proposed Amendments will allow Capitol (i) to complete its pending offer to exchange its common stock for all or less than all of the Trust-Preferred Securities (the “Trust I Exchange Offer”), and (ii) to complete the pending offers to exchange its common stock for the entire liquidation amount of each of the other ten series of trust-preferred securities which rank pari passu with the Trust-Preferred Securities (together with the Trust I Exchange Offer, the “Exchange Offers”), without giving rise to a default under the Indenture or the Guarantee Agreement.   The Exchange Offers are a critical component of Capitol’s strategy to improve its capital base by increasing tangible common equity, and thereby increasing capital to aid in meeting regulatory requirements.  Granting your consent to approve the Proposed Amendments is important for the viability of the Exchange Offers.  All capitalized terms used and not defined herein shall have the meanings ascribed to them in the Consent Solicitation Statement.

This Consent Solicitation applies only to the adoption of the Proposed Amendments to the Indenture and the Guarantee Agreement.  You are not being asked in this Consent Solicitation to tender any of your Trust-Preferred Securities.  You will receive a separate offer to tender your Trust-Preferred Securities.  Your consent to the Proposed Amendments does not constitute a tender of any Trust-Preferred Securities that you hold.

The purposes of the Proposed Amendments are:

1.
The purpose of Proposal 1 is to amend the Indenture (a) to allow Capitol to exchange shares of its common stock for all or less than all of the Trust-Preferred Securities (including the resultant cancellation of the debentures underlying such Trust-Preferred Securities to the extent such Trust-Preferred Securities are exchanged) during the period in which Capitol has deferred the payment of interest on the debentures underlying such trust-preferred securities; and (b) to allow Capitol to exchange shares of its common stock for trust-preferred securities ranking pari passu with the Trust-Preferred Securities (including the resultant cancellation of the debentures underlying such trust-preferred securities to the extent such trust-preferred securities are exchanged) during the period in which Capitol has deferred the payment of interest on the debentures underlying such trust-preferred securities; and

2.
The purpose of Proposal 2 is to amend the Guarantee Agreement (a) to allow Capitol to exchange shares of its common stock for all or less than all of the Trust-Preferred Securities (including the resultant cancellation of the debentures underlying the Trust-Preferred Securities to the extent such Trust-Preferred Securities are exchanged) during the period in which Capitol has deferred the payment of interest on the debentures underlying such securities; and (b) to allow Capitol to exchange shares of its common stock for trust-preferred securities ranking pari passu with the Trust-Preferred Securities (including the resultant cancellation of the debentures underlying such trust-preferred securities to the extent such Trust-Preferred Securities are exchanged) during the period in which Capitol has deferred the payment of interest on the debentures underlying such trust-preferred securities.

The Proposed Amendments are described in the Consent Solicitation Statement in greater detail and are designed to allow Capitol to execute the Exchange Offers without giving rise to a default under the documents governing the Trust-Preferred Securities.

This solicitation is being made on the terms and subject to the conditions set forth in the accompanying Consent Solicitation Statement, which describes the terms of the Proposed Amendments. This Consent Solicitation Statement is being sent to all holders of Capitol Trust I Trust-Preferred Securities on or about January 4, 2011. Also enclosed you will find a Letter of Consent and return envelope. Please complete, sign and date the Letter of Consent and return it in the enclosed return envelope.  Consents must be submitted to Capitol by 5:00 p.m., EDT, on January 31, 2011.

Your response to this solicitation is very important. Failure to return the enclosed Letter of Consent will have the same effect as a vote against approval of the Proposed Amendments.  If Capitol does not receive the Requisite Consent, Capitol will not be able to complete the Exchange Offers.  Capitol’s inability to complete the Exchange Offers will negatively affect its ability to increase the common equity component of regulatory capital.  Bank holding companies, such as Capitol, which are determined to be less than adequately-capitalized are subject to increased regulatory enforcement pursuant to a number of laws and regulations.  Capitol is currently classified as a troubled-institution due to being less than adequately-capitalized and completion of the Exchange Offers is critical to Capitol’s survival.  If the Consent Solicitation and the Exchange Offers are not favorably completed, Capitol’s ability to continue as a going concern will be in jeopardy.  The Exchange Offers are a critical aspect of Capitol’s overall strategy to increase its tangible common equity.

Capitol’s board of directors has unanimously approved and declared advisable each of the Proposed Amendments and recommends that you grant your consent in favor of each of the Proposed Amendments.

Please note that any consents received in connection with Capitol’s previous consent solicitation dated August 3, 2010 are no longer valid.  If you wish to provide consent, you must complete, sign and date the Letter of Consent and return it in the enclosed envelope even if you previously provided a Consent in connection with the August 3, 2010 consent solicitation.

Sincerely,

Joseph D. Reid
Chairman and CEO
Capitol Bancorp Limited

CONSENT SOLICITATION STATEMENT

CAPITOL BANCORP LTD.
Capitol Bancorp Center
200 Washington Square North
Lansing, Michigan  48933

Solicitation of Consents Relating to
Capitol Trust I
8.50% Cumulative Trust-Preferred Securities due 2027

CUSIP No: 14064 B 208
Pursuant to the Consent Solicitation Statement

Dated January 4, 2011

_______________

THIS CONSENT SOLICITATION WILL EXPIRE AT 5:00 P.M., EDT, ON JANUARY 31, 2011 (SUCH TIME
AND DATE, AS THE SAME MAY BE EXTENDED, THE “EXPIRATION TIME”).

_______________

Capitol Bancorp Ltd., a registered bank holding company organized under the laws of the state of Michigan (“Capitol”), hereby solicits (the “Consent Solicitation”) consents (the “Consents”) of the holders of the 8.50% Cumulative Trust-Preferred Securities due 2027 (the “Trust-Preferred Securities”) of Capitol Trust I, a Delaware statutory trust (“Capitol Trust I”), upon the terms and subject to the conditions set forth in this Consent Solicitation Statement (as the same may be amended or supplemented from time to time, the “Consent Solicitation Statement”) and in the accompanying Consent Letter (the “Consent Letter” and, together with the Consent Solicitation Statement and the other documents relating to the Consent Solicitation delivered herewith, the “Solicitation Documents”), to amendments (the “Proposed Amendments”) to certain provisions of the Indenture, dated as of December 18, 1997, as supplemented by the First Supplemental Indenture, dated as of July 31, 2009 (as so supplemented, the “Indenture”), by and between Capitol and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), and to the Guarantee Agreement dated as of December 17, 1997 by and between Capitol and the Trustee, as amended on July 31, 2009 (as so amended, the “Guarantee Agreement”) under which the Trust-Preferred Securities were issued.  The Proposed Amendments will allow Capitol (i) to complete its pending offer to exchange its common stock for all or less than all of the Trust-Preferred Securities (the “Trust I Exchange Offer”), and (ii) to complete the pending offers to exchange its common stock for the entire liquidation amount of each of the other ten series of trust-preferred securities which rank pari passu with the Trust-Preferred Securities (together with the Trust I Exchange Offer, the “Exchange Offers”), without giving rise to a default under the Indenture or the Guarantee Agreement.   The Exchange Offers are a critical component of Capitol’s strategy to improve its capital base by increasing tangible common equity, and thereby increasing capital to aid in meeting regulatory requirements.  Granting your consent to approve the Proposed Amendments is important for the viability of the Exchange Offers.

This Consent Solicitation applies only to the adoption of the Proposed Amendments to the Indenture and the Guarantee Agreement.  You are not being asked in this Consent Solicitation to tender any of your Trust-Preferred Securities.  You will receive a separate offer to tender your Trust-Preferred Securities.  Your consent to the Proposed Amendments does not constitute a tender of any Trust-Preferred Securities that you hold.

The purposes of the Proposed Amendments are:

1.
The purpose of Proposal 1 is to amend the Indenture (a) to allow Capitol to exchange shares of its common stock for all or less than all of the Trust-Preferred Securities (including the resultant cancellation of the debentures underlying such Trust-Preferred Securities to the extent such Trust-Preferred Securities are exchanged) during the period in which Capitol has deferred the payment of interest on the debentures underlying such trust-preferred securities; and (b) to allow Capitol to exchange shares of its common stock for trust-preferred securities ranking pari passu with the Trust-Preferred Securities (including the resultant cancellation of the debentures underlying such trust-preferred securities to the extent such Trust-Preferred Securities are exchanged) during the period in which Capitol has deferred the payment of interest on the debentures underlying such trust-preferred securities; and

2.
The purpose of Proposal 2 is to amend the Guarantee Agreement (a) to allow Capitol to exchange shares of its common stock for all or less than all of the Trust-Preferred Securities (including the resultant cancellation of the debentures underlying the Trust-Preferred Securities to the extent such Trust-Preferred Securities are exchanged) during the period in which Capitol has deferred the payment of interest on the debentures underlying such trust-preferred securities; and (b) to allow Capitol to exchange shares of its common stock for trust-preferred securities ranking pari passu with the Trust-Preferred Securities (including the resultant cancellation of the debentures underlying such trust-preferred securities to the extent such Trust-Preferred Securities are exchanged) during the period in which Capitol has deferred the payment of interest on the debentures underlying such trust-preferred securities.

The Consent Solicitation is being made to all persons in whose name a Trust-Preferred Security was registered at 5:00 p.m., EDT, on December 8, 2010 (the “Record Date”) and their duly designated proxies. As of the Record Date, Cede & Co., as nominee for The Depository Trust Company (“DTC”) is the sole holder of record of the Trust-Preferred Securities. Under the Indenture, only holders of record of the Trust-Preferred Securities have rights under the Indenture, including the right to consent to the Proposed Amendments. Accordingly, DTC will issue an “omnibus proxy” authorizing participants in DTC (“DTC Participants” and, together with all other registered holders of Trust-Preferred Securities as of the Record Date, if any, the “Holders”) as of the Record Date to execute Consents on behalf of Cede & Co.  A beneficial owner of an interest in Trust-Preferred Securities held through a DTC Participant must properly instruct such DTC Participant to cause a Consent to be given in respect of such Trust-Preferred Securities on such beneficial owner’s behalf. See “The Consent Solicitation” on page 8 for more information. After the receipt of the consent of not less than a majority in outstanding liquidation amount of Trust-Preferred Securities (the “Requisite Consent”), Capitol will execute a supplemental indenture (“Supplemental Indenture”) and an Amended Guarantee Agreement (“Amended Guarantee Agreement”) with the Trustee to give effect to the Proposed Amendments.

The Exchange Offers are a critical component of Capitol’s strategy to improve its capital base by increasing tangible common equity, thereby increasing capital to aid in meeting regulatory requirements.  Granting your consent to approve the Proposed Amendments is important for the viability of the Exchange Offers.

This Consent Solicitation Statement describes the Proposed Amendments and the procedures for delivering and revoking Consents. Please read it carefully.

Capitol’s board of directors has unanimously approved and declared advisable each of the Proposed Amendments and recommends that you grant your consent in favor of each of the Proposed Amendments.  Neither the Trustee nor the Solicitation Agent makes any recommendation as to whether or not Holders should provide Consents to the Proposed Amendments.

The Solicitation Agent for the Consent Solicitation is:

Okapi Partners LLC
437 Madison Avenue, 28th Floor
New York, NY 10022

Banks and Brokerage firms:  212-297-0720
Stockholders and all others, toll free:  877-285-5990
Email: info@okapipartners.com

[The remainder of this page intentionally left blank]

CONTENTS

SUMMARY	1

BACKGROUND	4

PURPOSE AND EFFECTS OF THE CONSENT SOLICITATION	5

THE PROPOSED AMENDMENTS	6

THE CONSENT SOLICITATION	8

DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS	14

AVAILABLE INFORMATION	15

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS	16

SECURITY OWNERSHIP OF DIRECTORS AND MANAGEMENT	16

SECURITYHOLDER PROPOSALS	16

HOUSEHOLDING	16

MISCELLANEOUS	16

____________________________

Holders residing outside the United States who wish to deliver Consents must satisfy themselves as to their full observance of the laws of the relevant jurisdiction in connection therewith. If Capitol becomes aware of any state or foreign jurisdiction where the making of the Consent Solicitation is prohibited, Capitol will make a good faith effort to comply with the requirements of any such state or foreign jurisdiction. If, after such effort, Capitol cannot comply with the requirements of any such state or foreign jurisdiction, the Consent Solicitation will not be made to (and Consents will not be accepted from or on behalf of) Holders in such state or foreign jurisdiction.

No person has been authorized to give any information or make any representations other than those contained in this Consent Solicitation Statement and, if given or made, such information or representations must not be relied upon as having been authorized by Capitol. The delivery of this Consent Solicitation Statement at any time does not imply that the information herein is correct as of any time subsequent to the date of this Consent Solicitation Statement.

IMPORTANT

Consenting Holders should complete, sign and date the Consent Letter included herewith (or a facsimile thereof) in accordance with the instructions therein, have its signature thereon guaranteed, if required, and mail or deliver it and any other required documents in the enclosed return envelope for receipt on or prior to the Expiration Time.

Only Holders of record as of the Record Date and DTC Participants acting under the omnibus proxy may execute Consents. Once delivered, the Indenture and the Guarantee Agreement provide that Consents may be revoked at any time prior to the evidencing to the Trustee that Holders of record as of the Record Date have taken action with respect to the Proposed Amendments. Capitol anticipates executing the Supplemental Indenture and the Amended Guarantee Agreement with the Trustee on or promptly following the receipt of the Requisite Consent. Any beneficial owner of Trust-Preferred Securities who desires to deliver a Consent with respect to such Trust-

Preferred Securities but who is not a Holder of record of such Trust-Preferred Securities as of the Record Date or a DTC Participant acting under the omnibus proxy (including any beneficial owner holding through a broker, dealer, commercial bank, trust company or other nominee) must arrange with the person who is such a Holder of record to execute and deliver a Consent on behalf of such beneficial owner.

Any questions or requests for assistance or for additional copies of this Consent Solicitation Statement, the Consent Letter or related documents may be directed to Capitol at its address and telephone number set forth on the back cover hereof. A Holder may also contact the Solicitation Agent at its telephone number set forth on the back cover hereof or such Holder’s broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Consent Solicitation.

CONSENT LETTERS SHOULD BE SENT TO CAPITOL IN THE ENCLOSED RETURN ENVELOPE IN ACCORDANCE WITH THE INSTRUCTIONS SET FORTH THEREIN.

THIS CONSENT SOLICITATION IS NOT AN EXCHANGE OFFER OR OTHER OFFER FOR YOU TO TENDER ANY SECURITIES.  YOU WILL RECEIVE A SEPARATE OFFER TO TENDER YOUR TRUST-PREFERRED SECURITIES.  YOUR CONSENT TO THE SUPPLEMENTAL INDENTURE DOES NOT CONSTITUTE A TENDER OF ANY TRUST-PREFERRED SECURITIES THAT YOU HOLD.

HOLDERS OF TRUST-PREFERRED SECURITIES SHOULD DELIVER CONSENTS ONLY IN THE ENCLOSED RETURN ENVELOPE.  HOLDERS SHOULD NOT DELIVER CONSENTS TO DTC, THE TRUSTEE OR THE SOLICITATION AGENT AT ANY TIME.

This Consent Solicitation is not being made to, and Consents are not being solicited from, Holders in any jurisdiction in which it is unlawful to make such solicitation or grant such Consent. The delivery of this Consent Solicitation Statement shall not under any circumstances create any implication that the information set forth herein is correct as of any time subsequent to the date hereof or that there has been no change in the information set forth herein or in the affairs of Capitol since the date of this Consent Solicitation Statement.

CAPITOL’S BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED AND DECLARED ADVISABLE EACH OF THE PROPOSED AMENDMENTS AND RECOMMENDS THAT YOU GRANT YOUR CONSENT IN FAVOR OF EACH OF THE PROPOSED AMENDMENTS.  NEITHER THE TRUSTEE NOR THE SOLICITATION AGENT MAKES ANY RECOMMENDATION AS TO WHETHER HOLDERS SHOULD PROVIDE CONSENTS TO THE PROPOSED AMENDMENTS.

THIS CONSENT SOLICITATION STATEMENT DOES NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES DESCRIBED OR OTHERWISE REFERRED TO IN THIS CONSENT SOLICITATION STATEMENT.

NEITHER THIS CONSENT SOLICITATION STATEMENT NOR THE CONSENT LETTER NOR ANY RELATED DOCUMENTS HAVE BEEN APPROVED OR REVIEWED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY OF ANY COUNTRY. NO GOVERNMENT OR OTHER AUTHORITY HAS PASSED UPON THE ACCURACY OR ADEQUACY OF THIS STATEMENT OR ANY RELATED DOCUMENTS, AND IT IS UNLAWFUL AND MAY BE A CRIMINAL OFFENSE TO MAKE ANY REPRESENTATION TO THE CONTRARY.

SUMMARY

This Consent Solicitation Statement contains important information that should be read carefully before you make any decision with respect to the Consent Solicitation. The following summary is not complete. Holders are urged to read the more detailed information set forth elsewhere and incorporated by reference in this Consent Solicitation Statement. Each of the capitalized terms used in this Summary and not defined herein has the meaning set forth elsewhere in this Consent Solicitation Statement.

Capitol is soliciting Consents to the Proposed Amendments to the Indenture and Guarantee Agreement between Capitol and the Trustee relating to the Trust-Preferred Securities.

The Proposed Amendments will allow Capitol (i) to complete its pending offer to exchange its common stock for all or less than all of the Trust-Preferred Securities (the “Trust I Exchange Offer”), and (ii) to complete the pending offers to exchange its common stock for all or less than all of the entire liquidation amount of each of the other ten series of trust-preferred securities which rank pari passu with the Trust-Preferred Securities (together with the Trust I Exchange Offer, the “Exchange Offers”), without giving rise to a default under the Indenture or the Guarantee Agreement.

The Exchange Offers are a critical component of Capitol’s strategy to improve its capital base by increasing tangible common equity, and thereby increasing capital to aid in meeting regulatory requirements.  Granting your consent to approve the Proposed Amendments is important for the viability of the Exchange Offers.

After receipt of the Requisite Consent, Capitol will execute the Supplemental Indenture and the Amended Guarantee Agreement with the Trustee, which will be effective upon execution and will cause the Proposed Amendments to take effect immediately.

The following is a summary of certain Consent Solicitation terms:

Company	Capitol Bancorp Ltd.
The Trust-Preferred Securities	$25,300,000 in aggregate liquidation amount of 8.50% Trust-Preferred Securities due 2027.
CUSIP	14064 B 208
Purpose of Consent Solicitation
The Proposed Amendments are being solicited in connection with a proposed exchange offer for common stock of Capitol for all or less than all of the Trust-Preferred Securities and with the proposed offers to exchange common stock of Capitol for all or less than all of the ten series of outstanding trust-preferred securities ranking pari passu with the Trust-Preferred Securities (and resulting cancellation of the underlying debentures).  The Proposed Amendments are:

1.  Proposal 1 would amend the Indenture (a) to allow Capitol to exchange shares of its common stock for all or less than all of the Trust-Preferred Securities (including the resultant cancellation of the debentures underlying such Trust-Preferred Securities to the extent such Trust-Preferred Securities are exchanged) during the period in which Capitol has deferred the payment of interest on the debentures underlying such trust-preferred securities; and (b) to allow Capitol to exchange shares of its common stock for trust-

preferred securities ranking pari passu with the Trust-Preferred Securities (including the resultant cancellation of the debentures underlying such trust-preferred securities to the extent such Trust-Preferred Securities are exchanged) during the period in which Capitol has deferred the payment of interest on the debentures underlying such trust-preferred securities; and

2.  Proposal 2 would amend the Guarantee Agreement (a) to allow Capitol to exchange shares of its common stock for all or less than all of the Trust-Preferred Securities (including the resultant cancellation of the debentures underlying such Trust-Preferred Securities to the extent such Trust-Preferred Securities are exchanged) during the period in which Capitol has deferred the payment of interest on the debentures underlying such trust-preferred securities and (b) to allow Capitol to exchange shares of its common stock for trust-preferred securities ranking pari passu with the Trust-Preferred Securities (including the resultant cancellation of the debentures underlying such Trust-Preferred Securities to the extent such Trust-Preferred Securities are exchanged) during the period in which Capitol has deferred the payment of interest on the debentures underlying such trust-preferred securities.

The receipt of Requisite Consent is a condition to the consummation of any of the transactions described above.

Record Date	December 8, 2010
Effective Date	Capitol intends to execute the Supplemental Indenture and the Amended Guarantee Agreement with the Trustee on or promptly after the receipt of the Requisite Consents.
Expiration Time
The Consent Solicitation will expire at 5:00 p.m., EDT, on January 31, 2011, unless extended.

Capitol reserves the right:

•  to extend the Expiration Time from time to time;

•  to waive in whole or in part any conditions to the Consent Solicitation;

•  to terminate the Consent Solicitation at any time on or prior to the Expiration Time; and

•  to amend the Consent Solicitation at any time prior to the Expiration Time, whether or not the Requisite Consent has been received.

Requisite Consent
Holders must validly deliver (and not revoke) Consents in respect of a majority in aggregate liquidation amount of all outstanding Trust-Preferred Securities to approve the Proposed Amendments. As of the date of this Consent Solicitation Statement, the aggregate outstanding liquidation amount of the Trust-Preferred Securities (excluding $693,350 held by directors and executive officers of Capitol, which is disregarded for purposes of the determination of the Requisite Consent) is $24,606,650.

Consequences to Non-Consenting Holders	If the Requisite Consent is obtained prior to the Expiration Time, non-consenting Holders prior to the Expiration Time will be bound by the Proposed Amendments.
Procedure for Delivery of Consents
Consents must be delivered by mail in the enclosed return envelope or by facsimile to Capitol on or before the Expiration Time. DTC will issue an “omnibus proxy” authorizing the DTC Participants as of the Record Date to execute Consents. Only registered owners of Trust-Preferred Securities as of the Record Date or their duly designated proxies, including DTC Participants, are eligible to consent to the Proposed Amendments. Therefore, a beneficial owner of an interest in Trust-Preferred Securities held in an account of a DTC Participant who wishes to deliver a Consent must properly instruct such DTC Participant to cause a Consent to be given in respect of such Trust-Preferred Securities on such beneficial owner’s behalf.  See “The Consent Solicitation — Consent Procedures.”

Revocation of Consents
The Indenture and the Guarantee Agreement provide that Consents may be revoked at any time prior to the evidencing to the Trustee that Holders of record as of the Record Date have taken action with respect to the Proposed Amendments. Capitol anticipates executing the Supplemental Indenture and the Amended Guarantee Agreement with the Trustee on or promptly following the receipt of Requisite Consent. See “The Consent Solicitation — Revocation of Consents.”

Solicitation Agent	Okapi Partners LLC
Additional Information	For additional information, contact the Solicitation Agent at the addresses and telephone numbers set forth on the back cover of this Consent Solicitation Statement.

BACKGROUND

Company Overview

Capitol is a community banking company, with a current network of individual banks and bank operations in 14 states and total consolidated assets which approximated $4.2 billion as of September 30, 2010.  Capitol is registered as a bank holding company under the Bank Holding Company Act of 1956, as amended, with principal executive offices located at Capitol Bancorp Center, 200 Washington Square North, Fourth Floor, Lansing, Michigan 48933.  Capitol’s telephone number is 517-487-6555.  Capitol also has executive offices located at 2777 East Camelback Road, Suite 375, Phoenix, Arizona 85016 (telephone number 602-955-6100).

Capitol’s operating strategy is to provide transactional, processing and administrative support and mentoring to aid in the effective growth and development of its banks.  It provides access to support services and management with significant experience in community banking.  These administrative and operational support services do not require a direct interface with the bank customer and therefore can be consolidated more efficiently without affecting the bank customer relationship.

Economic conditions throughout the United States, and in the regions in which Capitol and its banking operations are located, have deteriorated to an extent not experienced since the “Great Depression” of the 1930s.  Capitol’s operations are focused on community banking and helping small, local businesses meet their financial needs, primarily through making loans to those businesses and their owners, funded by locally-gathered deposits.  A substantial portion of those loans are secured by commercial real estate property, as part of the overall collateral to support those individual loans.  In this adverse economic environment, small businesses and their owners have suffered significant financial hardships, which preclude repaying loans in accordance with their terms.  In addition, recent economic factors have resulted in a variety of stresses impacting depositors and the availability of deposits to fund lending activities.  Further, and more importantly, the underlying values of the real estate collateral have plummeted in this sustained adverse environment, resulting in massive loan losses and dramatic growth in levels of nonperforming assets not seen previously in the banking industry in general and, in particular, at Capitol.  Prospects of economic recovery are uncertain, unpredictable and subject to variables completely outside the control or influence of financial institutions, including Capitol.

Capitol has incurred significant losses from operations in periods since 2007.  In addition, Capitol has experienced significant increases in nonperforming loans, foreclosed real estate, loan losses and other materially adverse circumstances including, but not limited to, a very material erosion of its common equity and related regulatory capital levels, resulting in Capitol becoming currently classified as less than adequately-capitalized from a regulatory perspective.  In 2009, Capitol entered into a written agreement with the Federal Reserve Bank of Chicago (its primary federal regulator) which requires Capitol to improve operating results and its overall condition, in addition to refraining from a number of activities without prior written consent from that Federal Reserve Bank.  Capitol’s less than adequately-capitalized classification exposes it to increased regulatory scrutiny and enforcement action or other materially adverse consequences.

Because of Capitol’s financial condition and recent changes affecting its ability (as well as that of other bank holding companies in the United States) to include some portion of trust-preferred securities in regulatory capital computations, a small portion of its trust-preferred securities are included in Capitol’s current regulatory capital measurements and will cease to be includable in the future.  When such trust-preferred securities were originally issued, and until recently, substantially all of those securities were a crucial element of Capitol’s compliance with regulatory capital requirements because they were a very material component of regulatory capital.  Because those securities no longer qualify for inclusion with other qualifying capital elements for regulatory purposes, Capitol is seeking successful attainment of the Requisite Consent and sufficient completion of the Exchange Offers described in this Consent Solicitation Statement.  If Capitol does not obtain the Requisite Consent and adequately complete the Exchange Offers, its ability to continue to operate as a going concern will be jeopardized.

PURPOSE AND EFFECTS OF THE CONSENT SOLICITATION

The Consent Solicitation is part of Capitol’s strategic plan to complete its pending offer to exchange its common stock for all or less than all of the Trust-Preferred Securities, and to complete the pending offers to exchange its common stock for all or less than all of the entire liquidation amount of each of the other ten series of trust-preferred securities which rank pari passu with the Trust-Preferred Securities (together with the Trust I Exchange Offer).  The Exchange Offers are a critical component of Capitol’s strategy to improve its capital base by increasing tangible common equity, thereby increasing capital to aid in meeting regulatory requirements.  Granting your consent to approve the Proposed Amendments is important for the viability of the Exchange Offers.

This Consent Solicitation applies only to the adoption of the Proposed Amendments to the Indenture and the Guarantee Agreement. You are not being asked in this solicitation to consent to the Exchange Offers or to tender any of the Trust-Preferred Securities that you hold.  You will receive a separate offer to tender your Trust-Preferred Securities.

The Proposed Amendments being solicited in connection with the Exchange Offers and the purposes of the Proposed Amendments are:

1.
The purpose of Proposal 1 is to amend the Indenture (a) to allow Capitol to exchange shares of its common stock for all or less than all of the Trust-Preferred Securities (including the resultant cancellation of the debentures underlying such Trust-Preferred Securities to the extent such Trust-Preferred Securities are exchanged) during the period in which Capitol has deferred the payment of interest on the debentures underlying such trust-preferred securities and (b) to allow Capitol to exchange shares of its common stock for trust-preferred securities ranking pari passu with the Trust-Preferred Securities (including the resultant cancellation of the debentures underlying such trust-preferred securities to the extent such Trust-Preferred Securities are exchanged) during the period in which Capitol has deferred the payment of interest on the debentures underlying such trust-preferred securities; and

2.
The purpose of Proposal 2 is to amend the Guarantee Agreement (a) to allow Capitol to exchange shares of its common stock for all or less than all of the Trust-Preferred Securities (including the resultant cancellation of the debentures underlying such Trust-Preferred Securities to the extent such Trust-Preferred Securities are exchanged) during the period in which  Capitol has deferred the payment of interest on the debentures underlying such trust-preferred securities; and (b) to allow Capitol to exchange shares of its common stock for trust-preferred securities ranking pari passu with the Trust-Preferred Securities (including the resultant cancellation of the debentures underlying such trust-preferred securities to the extent such trust-preferred securities are exchanged) during the period in which Capitol has deferred the payment of interest on the debentures underlying such trust-preferred securities.

The objective of the Exchange Offers is to improve Capitol’s capital position by increasing common stock as a component of regulatory capital, stockholders’ equity, and total equity thereby reducing its indebtedness. Because the Exchange Offers constitute an offer to exchange shares of common stock for trust-preferred securities that represent indebtedness of Capitol, the effect of the Exchange Offer achieves that objective.  Capitol believes that increasing the common equity component of regulatory capital is a prudent step in the current market environment and will be viewed favorably by regulatory agencies and by market participants.  Improvement of Capitol’s capital position is important, as banks classified as less than adequately-capitalized may become subject to increased regulatory enforcement pursuant to the prompt-corrective-action or other provisions of the FDIC and other bank regulatory agencies.

If Capitol obtains the Requisite Consent and can thereby proceed with the Trust I Exchange Offer, Holders will have the option, but not the obligation, to accept common shares of Capitol in exchange for their Trust-Preferred Securities if such Holder, in its sole discretion, deems such an exchange to be in his or her own best interests.  Accordingly, Holders of Trust-Preferred Securities will be allowed an option that was previously unavailable, as the existing governing documents restrict transactions such as the Trust I Exchange Offer.  Also, as a result of the pending Exchange Offers for trust-preferred securities ranking pari passu with the Trust-Preferred Securities, Holders of Trust-Preferred Securities who choose not to tender their shares will improve their relative security position.  This is because (a) securities ranking pari passu with the Trust-Preferred Securities will be converted to shares of common stock which are securities ranking junior to the Trust-Preferred Securities, thus improving the Holders’ relative security position, and (b) Capitol’s consolidated balance sheet will reflect an improved regulatory capital level, which improves the security position of both the Holders and the debentureholders and is crucial to Capitol’s ability to operate as a going concern in the future.  The Trust I Exchange Offer will also result in an improved capital position, and Holders who choose not to tender their Trust-Preferred Securities in the Trust I Exchange Offer would have their relative security position improved for the same reasons such Holders will benefit from the Trust I Exchange Offer as would any holders of any other trust-preferred securities which rank pari passu with those Trust-Preferred Securities because it would improve Capitol’s future financial viability.  Accordingly, Holders of Trust-Preferred Securities would benefit from tendering their Consent to the Proposed Amendments even if such Holders do not intend to tender their Trust-Preferred Securities in connection with the Trust I Exchange Offer.

Please note that this Consent Solicitation is not an exchange offer itself or any other offer for the Trust-Preferred Securities and you should not tender any Trust-Preferred Securities in connection with this Consent Solicitation.  You should receive a separate offer to exchange your Trust-Preferred Securities.

THE PROPOSED AMENDMENTS

Set forth below are the provisions of the Indenture and the Guarantee Agreement that would be amended by the Proposed Amendments. The following is qualified in its entirety by reference to the form of the Supplemental Indenture and the Amended Guarantee Agreement, which are attached as Annex I and II to this Consent Solicitation Statement. Capitalized terms not otherwise defined in this Consent Solicitation Statement have the meanings assigned to them in the Indenture and the Guarantee Agreement.

General

Regardless of whether the Proposed Amendments become effective, the Trust-Preferred Securities will continue to be outstanding in accordance with all other terms of the Trust-Preferred Securities, the Indenture and the Guarantee Agreement. The changes included in the Proposed Amendments will not alter Capitol Trust I’s obligation to pay the principal or interest on the Trust-Preferred Securities or alter the stated interest rate, maturity date, conversion or redemption provisions of the Trust-Preferred Securities.

The Proposed Amendments relate to certain restrictions placed on Capitol during a period in which Capitol has deferred the payment of interest on the subordinated debentures underlying the Trust-Preferred Securities.  In April 2009, Capitol announced that it had elected to defer interest payments on the subordinated debentures.  In September 2009, Capitol entered into a written agreement with the Federal Reserve Bank of Chicago which, among other things, prohibits Capitol from paying any amount of interest on the trust-preferred securities without prior written approval.  Capitol is not deemed to be in default with respect to the Indenture or the Guarantee Agreement and the deferral of interest does not constitute an event of default under the Indenture or Guarantee Agreement.  However, under the terms of the Indenture and the Guarantee Agreement, during the deferral period, Capitol may not conduct the Exchange Offer, as currently proposed, and would be precluded from conducting any Exchange Offer during a period in which Capitol has deferred interest payments on the Trust-Preferred Securities (an “Extended Interest Payment Period”).  The majority of the agreements governing Capitol’s other series of trust-preferred securities do not contain these restrictions.

If the Requisite Consent is obtained, non-consenting Holders of the Trust-Preferred Securities will be bound by the Proposed Amendments.  The Proposed Amendments will be adopted upon execution of the Supplemental Indenture and the Amended Guarantee Agreement by Capitol and the Trustee promptly following receipt of the Requisite Consent and will become effective immediately.  Pursuant to the Indenture and the Guarantee Agreement, it is not necessary for the Consenting Holders to approve the particular form of the Proposed Amendments and it is sufficient if such Consents approve the substance thereof.

PROPOSAL 1 – Amendment of Supplemental Indenture

A complete copy of the Supplemental Indenture, reflecting the proposed amendments thereto, is attached as Annex I of this Consent Solicitation Statement.  IF THE PROPOSED AMENDMENTS ARE ADOPTED, THE FOLLOWING COVENANTS OF THE INDENTURE WILL BE AMENDED AS FOLLOWS (double underline indicates text to be added, and strikethroughs indicate text to be deleted):

Indenture--excerpt:

SECTION 4.3.    LIMITATION ON TRANSACTIONS.

If (i) the Company shall exercise its right to defer payment of interest as provided in Section 4.1; or (ii) there shall have occurred any Event of Default, then (a) the Company shall not declare or pay any dividend or distributions on, or redeem, purchase, acquire or make a liquidation payment with respect to, any of its capital stock (other than (i) dividends or distributions in common stock of the Company; provided, however, that a dividend distribution in the form of capital stock of a subsidiary of the Company paid on or with respect to the capital stock of the Company is permitted if the subsidiary becomes a co-guarantor with the Company under the Guarantee Agreement prior to such dividend distribution, (ii) any declaration of a non-cash dividend in connection with the implementation of a shareholders' rights plan, or the issuance of stock under any such plan in the future, or the redemption or repurchase of any such rights pursuant thereto, and (iii) purchases of common stock of the Company related to the rights under any of the Company's benefit plans for its directors, officers or employees); (b) the Company shall not make any payment of principal, interest or premium, if any, on or repay, repurchase or redeem any debt securities issued by the Company which rank pari passu with or junior in interest to the Debentures (other than as a result of any exchange of the Company’s common stock for securities ranking pari passu with the Trust-Preferred Securities and the resultant cancellation of debt securities ranking pari passu with the Debentures); provided, however, that notwithstanding the foregoing the Company may make payments pursuant to its obligations under the Preferred Securities Guarantee~~; and the Company shall not redeem, purchase or acquire less than all of the outstanding Debentures or any of the Preferred Securities~~.

SECTION 5.6.    LIMITATION ON TRANSACTIONS.

If Debentures are issued to the Trust or a trustee of the Trust in connection with the issuance of Trust Securities by the Trust and (i) there shall have occurred any event that would constitute an Event of Default; (ii) the Company shall be in default with respect to its payment of any obligations under the Preferred Securities Guarantee relating to the Trust; or (iii) the Company shall have given notice of its election to defer payments of interest on such Debentures by extending the interest payment period as provided in this Indenture and such period, or any extension thereof, shall be continuing, then (a) the Company shall not declare or pay any dividends or distributions on, or redeem, purchase, acquire or make a liquidation payment with respect to, any of its capital stock (other than (i) dividends or distributions  in common stock of the Company; provided, however, that a dividend distribution in the form of capital stock of a subsidiary of the Company paid on or with respect to the capital stock of the Company is permitted if the subsidiary becomes a co-guarantor with the Company under the Guarantee Agreement prior to such dividend distribution, (ii) any declaration of a non-cash dividend in connection with the implementation of a shareholders' rights plan, or the issuance of stock under any such plan in the future, or the redemption or repurchase of any such rights pursuant thereto, and (iii) purchases of common stock of the Company related to the rights under any of the Company's benefit plans for its directors, officers or employees); (b) the Company shall not make any payment of principal, interest or premium, if any, on or repay, repurchase or redeem any debt securities issued by the Company which rank pari passu with or junior in interest to the Debentures  (other than as a result of any exchange of the Company’s common stock for securities ranking pari passu with the Trust-Preferred Securities and the resultant cancellation of debt securities ranking pari passu with the Debentures); provided, however, that notwithstanding the foregoing the Company may make payments pursuant to its obligations under the Preferred Securities Guarantee~~; and the Company shall not redeem, purchase or acquire less than all of the outstanding Debentures or any of the Preferred Securities~~.

PROPOSAL 2 – Amendment of Amended Guarantee Agreement

A complete copy of the Amended Guarantee Agreement, reflecting the proposed amendments thereto, is attached as Annex II of this Consent Solicitation Statement.  IF THE PROPOSED AMENDMENTS ARE ADOPTED, THE FOLLOWING COVENANT OF THE GUARANTEE AGREEMENT WILL BE AMENDED AS FOLLOWS (double underline indicates text to be added, and strikethroughs indicate text to be deleted):

Guarantee Agreement--excerpt:

SECTION 6.1. LIMITATION OF TRANSACTIONS.

So long as any Preferred Securities remain outstanding, if there shall have occurred an Event of Default under this Preferred Securities Guarantee, an Event of Default under the Trust Agreement or during an Extended Interest Payment Period (as defined in the Indenture), then (a) the Guarantor shall not declare or pay any dividends or distributions on, or redeem, purchase, acquire or make a liquidation payment with respect to, any of its capital stock (other than (i) dividends or distributions in common stock of the Guarantor; provided, however, that a dividend distribution in the form of capital stock of a subsidiary of the Guarantor paid on or with respect to the capital stock of the Guarantor is permitted if the subsidiary becomes a co-guarantor with the Guarantor under the Guarantee Agreement prior to such dividend distribution, (ii) any declaration of a non-cash dividend in connection with the implementation of a shareholders' rights plan, or the issuance of stock under any such plan in the future, or the redemption or repurchase of any such rights pursuant thereto, and (iii) purchases of common stock of the Guarantor related to the rights under any of the Guarantor's benefit plans for its directors, officers or employees), (b) the Guarantor shall not make any payment of principal or interest on or repay, repurchase or redeem any debt securities issued by the Guarantor which rank pari passu with or junior to the Debentures (other than as a result of any exchange of the Company’s common stock for securities ranking pari passu with the Trust-Preferred Securities and the resultant cancellation of debt securities ranking pari passu with the Debentures)~~; and (c) the Guarantor shall not redeem, purchase or acquire less than all of the outstanding Debentures or any of the Preferred Securities~~.

THE CONSENT SOLICITATION

General

Capitol is seeking Consents to the Proposed Amendments from Holders of at least a majority in liquidation amount of all outstanding Trust-Preferred Securities not owned by Capitol or its affiliates.  See “The Proposed Amendments.”

Regardless of whether the Proposed Amendments become effective, the Trust-Preferred Securities will continue to be outstanding in accordance with all other terms of the Trust-Preferred Securities, the Indenture and the Guarantee Agreement. The changes sought to be effected by the Proposed Amendments will not alter Capitol Trust I’s obligation to pay the principal or interest on the Trust-Preferred Securities or alter the stated interest rate, maturity date, conversion or redemption provisions of the Trust-Preferred Securities, except as expressly set forth in this Consent Solicitation Statement.  However, if the Requisite Consent is not received and Capitol cannot proceed with the Exchange Offers, Capitol may be at greater risk of regulatory enforcement or other adverse intervention, adversely affecting Capitol’s ability to make any future payments on the Trust-Preferred Securities when due and jeopardizing Capitol’s ability to operate as a going concern in the future.

Promptly after receipt of the Requisite Consent, Capitol will execute the Supplemental Indenture and the Amended Guarantee Agreement with the Trustee. The Supplemental Indenture and the Amended Guarantee Agreement will become effective upon execution of the Proposed Amendments.

Subject to the terms set forth in this Consent Solicitation Statement, and compliance with applicable law, Capitol reserves the right, prior to the expiration of the Consent Solicitation, to terminate the Consent Solicitation, extend the Consent Solicitation or otherwise amend the Consent Solicitation in any respect. Any waiver or amendment to the Consent Solicitation will apply to all Consents delivered, regardless of when or in what order such Consents are delivered. Capitol expressly reserves the right, in its sole discretion, to terminate the Consent Solicitation for any reason.

Capitol will be deemed to have accepted the Consents if, as and when Capitol executes the Supplemental Indenture and the Amended Guarantee Agreement. After execution of the Supplemental Indenture and the Amended Guarantee Agreement, all Holders of Trust-Preferred Securities, including non-consenting Holders, and all subsequent Holders of Trust-Preferred Securities, will be bound by the Proposed Amendments.

In addition to the use of U.S. mail, Consents may be solicited by officers and other employees of Capitol, without any additional remuneration, in person, by telephone, by e-mail or by facsimile transmission.  Capitol has retained Okapi Partners LLC as Solicitation Agent.

Before, during or after the Consent Solicitation, the Solicitation Agent, Capitol and any of their respective affiliates may purchase Trust-Preferred Securities in the open market, in privately negotiated transactions, or otherwise. Any future purchases will depend on various factors at that time.

Capitol’s board of directors has unanimously approved and declared advisable each of the Proposed Amendments and recommends that you grant your consent in favor of the Proposed Amendments.  Neither the Solicitation Agent, the Trustee or any person other than Capitol’s board of directors makes any recommendation as to whether or not Holders should deliver any Consents. Each Holder must make its own decision as to whether or not to deliver Consents.

The Solicitation Agent has been retained as Capitol’s exclusive solicitation agent in connection with the Consent Solicitation. Capitol is paying the Solicitation Agent customary fees for its services and has agreed to indemnify it for certain liabilities in conjunction with the Consent Solicitation.  The Solicitation Agent’s compensation is in no way contingent on the results or the success of the Consent Solicitation. The Solicitation Agent has not been retained to, and will not, solicit Consents or make any recommendation with respect thereto.

Requisite Consent

Holders must validly deliver (and not revoke) Consents in respect of a majority in aggregate liquidation amount of all outstanding Trust-Preferred Securities to approve the Proposed Amendments. As of the date of this Consent Solicitation Statement, the aggregate outstanding liquidation amount of the Trust-Preferred Securities held by Holders other than directors, executive officers of Capitol is $24,606,650. Accordingly, the Requisite Consent is $12,303,330 of outstanding liquidation amount of the Trust-Preferred Securities.  Consents may be revoked at any time prior to the execution of the Supplemental Indenture and the Amended Guarantee Agreement but not thereafter.

The failure of a Holder to deliver a Consent will have the same effect as if such Holder had voted “Against” the Proposed Amendments.

Record Date

The Record Date for the purpose of this Consent Solicitation Statement is the close of business on December 8, 2010. Capitol reserves the right to establish from time to time by press release or written notice any new date as such Record Date with respect to the Trust-Preferred Securities, and thereupon any such new date will be the Record Date for purposes of the Solicitation.

Expiration Time; Extensions

The Consent Solicitation will be open until 5:00 p.m., EDT, on January 31, 2011, unless earlier terminated or extended by Capitol in its sole discretion. Consents may not be revoked after the execution of the Supplemental Indenture and the Amended Guarantee Agreement. Capitol intends to execute the Supplemental Indenture and the Amended Guarantee Agreement upon receipt of the Requisite Consent. The Supplemental Indenture and the Amended Guarantee Agreement will become effective upon execution and the Proposed Amendments will take effect immediately upon execution (the “Effective Date”). See “— Revocation of Consents.”

Capitol reserves the right to extend all or any portion of the Consent Solicitation at any time and from time to time, regardless of whether the Requisite Consent has been received, by press release or other public announcement no later than 9:00 a.m., EDT, on the next business day after the previously announced Expiration Time, in which case the term “Expiration Time” means the latest time and date to which the Consent Solicitation is so extended. Such announcement or notice may state that Capitol is extending the Consent Solicitation for a specified period of time or on a daily basis.

Capitol reserves the right:

•           to extend the Expiration Time from time to time;

•           to waive in whole or in part any conditions to the Consent Solicitation;

•	to terminate the Consent Solicitation at any time prior to receiving the Requisite Consent; and

•	to amend the Consent Solicitation at any time prior to the Expiration Time, whether or not the Requisite Consent has been received.

Conditions of the Consent Solicitation

The consummation of the Consent Solicitation is conditioned on (i) the Requisite Consent being received by Capitol on or prior to the Expiration Time, (ii) the Supplemental Indenture and the Amended Guarantee Agreement being executed and becoming effective and (iii) the absence of any existing or proposed law or regulation that would, and the absence of any injunction or action or other proceeding (pending or threatened) that (in the case of any action or proceeding, if adversely determined) would, make unlawful or invalid or enjoin or delay the implementation of the Proposed Amendments, or the entering into of the Supplemental Indenture and the Amended Guarantee Agreement.  The Supplemental Indenture and the Amended Guarantee Agreement are expected to be executed upon receipt of the Requisite Consent.

If the Consent Solicitation is abandoned or terminated for any reason, Capitol shall as promptly as practicable give notice thereof to the Holders and the Consents will be voided.

Consent Procedures

The Consent Solicitation is being made to all persons in whose name a Trust-Preferred Security was registered as of the Record Date. Only Holders (i.e., persons in whose name a Trust-Preferred Security is registered or their duly designated proxies) on the Record Date may execute and deliver a Consent

Letter.  DTC will issue an “omnibus proxy” authorizing the DTC Participants as of the Record Date (as set forth in a securities position listing of DTC as of the Record Date) to execute Consents with respect to those Trust-Preferred Securities as if those DTC Participants were the holders of record of those Trust-Preferred Securities as of the Record Date; accordingly, Capitol will deem those DTC Participants for purposes hereof to be holders of record of those Trust-Preferred Securities as of the Record Date, and Capitol will deem Consents executed by those DTC Participants or their duly appointed proxies with respect to those Trust-Preferred Securities to be valid Consents with respect to those Trust-Preferred Securities. Accordingly, for the purposes of this Consent Solicitation, the term “Holder” shall be deemed to mean record holders and DTC Participants who held Trust-Preferred Securities through DTC as of the Record Date.

To cause a Consent to be given with respect to Trust-Preferred Securities held by a Holder, the Holder must complete, sign and date the appropriate form of Consent Letter, and mail in the enclosed return envelope or deliver to Capitol via facsimile at the number set forth on the back cover page of this Consent Solicitation Statement for delivery on or before the Expiration Time pursuant to the procedures set forth herein and therein. A Consent Letter must be executed in the name appearing on the corresponding Trust-Preferred Securities, or by the person(s) authorized to sign as evidenced by proxy or in any other written manner acceptable to Capitol. If Trust-Preferred Securities to which a Consent Letter relates are held by two or more joint holders, all such holders must sign the Consent Letter. If a signature is by a proxy, trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other holder acting in a fiduciary or representative capacity, such person should so indicate when signing and submit proper evidence satisfactory to Capitol of such person’s authority so to act. If Trust-Preferred Securities are registered in different names, separate Consent Letters must be executed covering each form of registration.

To cause a Consent to be given with respect to Trust-Preferred Securities held through DTC, such DTC Participant must complete and sign the Consent Letter and mail or deliver it to Capitol in the enclosed return envelope or via facsimile at the number set forth on the back cover page of this Consent Solicitation Statement pursuant to the procedures set forth herein and therein.

Giving a Consent will not affect a Holder’s right to sell or transfer the Trust-Preferred Securities but the giving of a Consent will be binding on a transferee. All Consents validly delivered to Capitol (and not validly revoked) on or before the Expiration Time will be effective notwithstanding a record transfer of such Trust-Preferred Securities subsequent to the Record Date, unless the Holder revokes such Consent prior to the Expiration Time by following the procedures set forth under “— Revocation of Consents” below.

Please note that any consents received in Capitol’s previous consent solicitation dated August 3, 2010 are no longer valid.  If you wish to provide consent, you must complete and sign the Letter of Consent and return it in the enclosed envelope even if you previously provided a Consent in connection with the August 3, 2010 consent solicitation.

HOLDERS WHO WISH TO CONSENT TO THE PROPOSED AMENDMENTS SHOULD MAIL, HAND DELIVER, SEND BY OVERNIGHT COURIER OR FACSIMILE (CONFIRMED BY PHYSICAL DELIVERY) FOR DELIVERY PRIOR TO THE EXPIRATION TIME THEIR PROPERLY COMPLETED AND DULY EXECUTED CONSENT LETTERS TO CAPITOL IN THE ENCLOSED RETURN ENVELOPE OR FACSIMILE NUMBER SET FORTH ON THE BACK COVER PAGE HEREOF AND ON THE CONSENT LETTER IN ACCORDANCE WITH THE INSTRUCTIONS SET FORTH HEREIN AND THEREIN.

CONSENTS SHOULD BE DELIVERED TO CAPITOL. DELIVERY TO DTC, THE SOLICITATION AGENT, OR THE TRUSTEE DOES NOT CONSTITUTE DELIVERY TO CAPITOL. HOWEVER, CAPITOL RESERVES THE RIGHT TO ACCEPT ANY CONSENT RECEIVED BY DTC, THE SOLICITATION AGENT OR THE TRUSTEE.

THIS IS NOT AN EXCHANGE OFFER OR OTHER OFFER FOR YOU TO TENDER
ANY SECURITIES.  YOU WILL RECEIVE A SEPARATE OFFER TO TENDER YOUR TRUST-PREFERRED SECURITIES.

If a Consent relates to less than the aggregate liquidation amount of Trust-Preferred Securities that such Holder holds directly or through DTC, the Holder must list the series and liquidation amount of Trust-Preferred Securities that such Holder holds to which their Consent relates. If no aggregate liquidation amount of the Trust-Preferred Securities as to which a Consent is delivered is specified, but the Consent Letter is otherwise properly completed and signed, the Holder will be deemed to have consented to the Proposed Amendments with respect to the entire aggregate liquidation amount of Trust-Preferred Securities that such Holder holds directly or through DTC.

The registered ownership of a Trust-Preferred Security as of the Record Date shall be determined by the Trustee, as registrar of the Trust-Preferred Securities. The ownership of Trust-Preferred Securities held through DTC by DTC Participants shall be established by a DTC security position listing provided by DTC as of the Record Date. All questions as to the validity, form and eligibility (including time of receipt) regarding the Consent procedures will be determined by Capitol in its sole discretion, which determination will be conclusive and binding subject only to such final review as may be prescribed by the Trustee concerning proof of execution and ownership. Capitol reserves the right to reject any or all Consents that are not in proper form or the acceptance of which could, in its or its counsel’s opinion, be unlawful. Capitol also reserves the right, subject to such final review as the Trustee prescribes for the proof of execution and ownership, to waive any defects or irregularities in connection with deliveries of particular Consents. Unless waived, any defects or irregularities in connection with deliveries of Consents must be cured within such time as Capitol determines. None of Capitol or any of its affiliates, the Solicitation Agent, the Trustee or any other person shall be under any duty to give any notification of any such defects or irregularities or waiver, nor shall any of them incur any liability for failure to give such notification. Deliveries of Consents will not be deemed to have been made until any irregularities or defects therein have been cured or waived. Capitol’s interpretations of the terms and conditions of the Consent Solicitation shall be conclusive and binding.

Revocation of Consents

Each properly completed and executed Consent will be counted, notwithstanding any transfer of the Trust-Preferred Securities to which such Consent relates, unless the procedure for revocation of Consents described below has been followed.

The Indenture and the Guarantee Agreement provide that, prior to the evidencing to the Trustee that Holders of record as of the Record Date have taken action with respect to the Proposed Amendments, any Holder may revoke any Consent given as to its Trust-Preferred Securities or any portion of such Trust-Preferred Securities (in integral multiples of $10 liquidation amount thereof per security). Capitol anticipates executing the Supplemental Indenture and the Amended Guarantee Agreement upon receipt of the Requisite Consent, and in any event prior to the consummation of any of the Exchange Offers.  Only a Holder on the Record Date may deliver a Consent or revoke any Consent previously delivered by such Holder. Any person or entity that becomes a holder of the Trust-Preferred Securities after the Record Date will not have the authority to deliver a Consent to the Proposed Amendments or to revoke any Consent previously delivered by a Holder relating to the Trust-Preferred Securities held by the subsequent holder. A Holder desiring to revoke a Consent must, prior to the execution of the Supplemental Indenture and the Amended Guarantee Agreement, deliver to Capitol at the address or facsimile number set forth on the back cover of this Consent Solicitation Statement a written revocation of such Consent containing the name of such Holder, the serial number of the Trust-Preferred Securities to which such revocation relates (or in the case of a DTC Participant such account numbers), the liquidation amount of Trust-Preferred Securities to which such revocation relates and the signature of such Holder.

A revocation must be executed in the name appearing on the corresponding Trust-Preferred Securities or by the person(s) authorized to sign as evidenced by proxy or in any other written manner acceptable to Capitol. If a revocation is signed by a proxy, trustee, partner, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person must so indicate when signing and must submit with the revocation appropriate evidence of authority to execute the revocation. A revocation of a Consent will be effective only as to the Trust-Preferred Securities listed on the revocation and only if such revocation complies with the provisions of the Consent Solicitation Statement. Only a Holder of Trust-Preferred Securities is entitled to revoke a Consent previously given by such Holder of Trust-Preferred Securities. A beneficial owner who is not the Holder of such Trust-Preferred Securities must arrange with the Holder to execute and deliver either to Capitol on such beneficial owner’s behalf, or to such beneficial owner for forwarding to Capitol by such beneficial owner, a revocation of any Consent already given with respect to such Trust-Preferred Securities.

A Holder who has delivered a revocation at any time prior to the execution of the Supplemental Indenture and the Amended Guarantee Agreement may thereafter deliver a new Consent in accordance with the procedures described in this Consent Solicitation Statement.

Prior to the execution of the Supplemental Indenture and the Amended Guarantee Agreement, Capitol will determine whether it has received any revocations of Consents. Capitol reserves the right to contest the validity of any revocation, and all questions as to the validity (including time of receipt) of any revocation will be determined by Capitol in its sole discretion, which determination will be conclusive and binding subject only to final review as may be prescribed by the Trustee concerning proof of execution and ownership. None of Capitol, any of its affiliates, the Trustee, the Solicitation Agent or any other person will be under any duty to give notification of any defects or irregularities with respect to any revocation nor shall any of them incur any liability for failure to give such notification.

No Dissenter’s Rights

Holders of Trust-Preferred Securities do not have dissenter’s rights with respect to the Proposed Amendments.

Solicitation Agent

Capitol has retained Okapi Partners LLC (“Okapi”) as Solicitation Agent in connection with the Consent Solicitation. In its capacity as Solicitation Agent, Okapi may contact Holders regarding the Consent Solicitation and may request brokers, dealers and other nominees to forward this Consent Solicitation Statement and related materials to beneficial owners of Trust-Preferred Securities.  The Solicitation Agent will receive reimbursement of its reasonable out-of-pocket expenses from Capitol. Capitol has agreed to indemnify the Solicitation Agent against certain liabilities, including liabilities under federal securities laws, in conjunction with the Consent Solicitation.

The Solicitation Agent does not assume any responsibility for the accuracy or completeness of the information contained or incorporated by reference in this Consent Solicitation Statement or any failure by Capitol to disclose events that may have occurred and may affect the significance or accuracy of such information.

Requests for assistance in filling out, executing and delivering Consents may be directed to the Solicitation Agent at its address and telephone numbers set forth on the back cover of this Consent Solicitation Statement. Requests for additional copies of this Consent Solicitation Statement or the Consent Letter may be directed to Capitol at its address and telephone numbers also set forth on the back cover of this Consent Solicitation Statement.

None of Capitol, the Solicitation Agent, the Trustee or any other person makes any recommendation as to whether or not Holders should deliver any Consents, however, Capitol’s board of directors recommends Holders to Consent to the Proposed Amendments. Each Holder must make its own decision as to whether or not to deliver Consents.

The Solicitation Agent has been retained as Capitol’s exclusive advisor in connection with the Consent Solicitation. Capitol is paying the Solicitation Agent customary fees for its services and has agreed to indemnify it for certain liabilities.  The Solicitation Agent’s compensation is in no way contingent on the results or the success of the Consent Solicitation. The Solicitation Agent has not been retained to, and will not, solicit acceptances of the Consent Solicitation or make any recommendation with respect thereto.

Fees and Expenses

Capitol will bear the costs of the Consent Solicitation. In addition to payment of the fees of the Solicitation Agent, Capitol will reimburse the Trustees of Capitol Trust I for the reasonable and customary expenses that they incur in connection with the Consent Solicitation. Capitol will also reimburse banks, trust companies, securities dealers, nominees, custodians and fiduciaries for their reasonable and customary expenses in forwarding this Consent Solicitation Statement, the accompanying Letter of Consent and other materials to beneficial owners of the Trust-Preferred Securities. The total amount estimated to be incurred, in furtherance of, or in connection with this Consent Solicitation is approximately $50,000 and the total expenditures to date for, in furtherance of, or in connection with this Consent Solicitation is approximately $5,000.

DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS

This Consent Solicitation Statement includes “forward-looking statements,” within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act and Section 21E of the Exchange Act, with respect to Capitol’s financial condition, results of operations and business and its expectations or beliefs concerning future events. Forward-looking statements include, but are not limited to, statements about: reducing Capitol’s debt obligations; capital adequacy and regulatory matters; Capitol’s anticipated achievement of its strategic objectives; and the Proposed Amendments. Capitol has based its forward-looking statements on its beliefs and assumptions based on information available to Capitol at the time those statements are made. Use of the words “may,” “might,” “should,” “continue,” “plan,” “potential,” “anticipate,” “believe,” “estimate,” “expect,” “intend,” “outlook,” “could,” “target,” “project,” “seek,” “predict” or variations of such words and similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements.

Forward-looking statements are not guarantees of future performance and are subject to significant risks and uncertainties that could cause actual results to differ materially from those in such statements. Factors that will cause actual results to differ from those discussed in any forward-looking statements include, but are not limited to, those set forth herein or in Capitol’s annual, quarterly and other reports it files with the Securities and Exchange Commission (“SEC”). Should any one or more of these risks or uncertainties materialize, or should any underlying assumptions prove incorrect, actual results may vary materially from those described in any forward-looking statements. All subsequent written and oral forward-looking statements attributable to Capitol or persons acting on its behalf are expressly qualified in their entirety by the applicable cautionary statements. Capitol does not intend to update its forward-looking statements, except as required by applicable law. In light of the significant risks, uncertainties and assumptions, the forward-looking statements and events related thereto discussed in this prospectus might not occur.

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AVAILABLE INFORMATION

Capitol files annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any of this information at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or 202-942-8090 for further information on the public reference room. The SEC also maintains a website at www.sec.gov that contains reports, proxy statements and other information regarding issuers, including Capitol, who files documents electronically with the SEC. The reports and other information filed by Capitol with the SEC are also available at Capitol’s website. The address of the Capitol’s website is www.capitolbancorp.com. The website addresses of the SEC and Capitol have been included herein as inactive textual references only. The information contained on those websites is expressly not incorporated by reference into this Consent Solicitation Statement.

In addition, Capitol may incorporate by reference future filings it makes with the SEC pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act (other than any information “furnished” pursuant to Item 2.02 or 7.01 of any Current Report on Form 8-K) between the date of this Consent Solicitation Statement and before the Consent Solicitation is completed or is otherwise terminated. Capitol will provide, without charge, to each Holder to whom this Consent Solicitation Statement is delivered, upon the written or oral request of any such person, a copy of any or all of the documents relating to Capitol that are filed with the SEC except the exhibits to such documents (unless such exhibits are specifically incorporated by reference in such documents). Requests for such copies should be directed to:

Investor Relations
Capitol Bancorp Ltd.
Capitol Bancorp Center, Fourth Floor
200 Washington Square North
Lansing, Michigan  48933
517-487-6555

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

Capitol Trust I has not obtained verifiable information that would allow it to determine whether any beneficial owner owns more than 5% of the outstanding Trust-Preferred Securities.

SECURITY OWNERSHIP OF DIRECTORS AND MANAGEMENT

Capitol Trust I has no directors or executive officers. Accordingly, SEC rules with respect to disclosure of ownership by directors and named executive officers of a registrant are generally inapplicable to Capitol Trust I. The following table sets forth, as of the Record Date, the aggregate liquidation amount of Trust Preferred Securities beneficially owned by: (i) each of Capitol’s directors; (ii) each of Capitol's executive officers; and (iii) all of Capitol’s directors and executive officers as a group.

Name and Address(1)	Amount and Nature of Beneficial Ownership(2)	Percentage of Trust- Preferred Securities
David L. Becker	16,115	<1%
Kathleen A. Gaskin	3,000	<1%
H. Nicholas Genova	10,035	<1%
Steven L. Maas	26,400	1.0%
Myrl D. Nofziger	13,785	<1%
All Directors and Executive Officers as a Group (20 persons)	69,335	2.74%

 (1) The address for each of the listed individuals is Capitol Bancorp Center (Fourth Floor), 200 Washington Square North, Lansing, Michigan 48933.
(2) Ownership expressed in number of Trust-Preferred Securities held, each of which represents $10 in liquidation amount of Trust-Preferred Securities.

SECURITYHOLDER PROPOSALS

Pursuant to the Amended and Restated Declaration of Trust governing Capitol Trust I, no annual meeting of Holders has been previously held nor is required to be held. Accordingly, SEC rules with respect to shareholder proposals that may be submitted at annual meetings per se are generally inapplicable to the Trust.

HOUSEHOLDING

The SEC’s proxy rules permit companies and intermediaries, such as brokers and banks, to satisfy delivery requirements for consent or proxy solicitations with respect to two or more holders sharing the same address by delivering a single consent solicitation to those holders. This method of delivery, often referred to as householding, should reduce the amount of duplicate information that holders receive and lower printing and mailing costs for companies. You can request delivery of a single copy of a solicitation statement if you share the same address as another Trust-Preferred Security Holder by contacting Capitol.

MISCELLANEOUS

The Consent Solicitation is not being made to, and Letters of Consent will not be accepted from or on behalf of, Holders in any jurisdiction in which the making of the Consent Solicitation or the acceptance thereof would not be in compliance with the laws of such jurisdiction. However, Capitol may in its discretion take such action as it may deem necessary to make the Consent Solicitation in any such jurisdiction and to extend the Consent Solicitation to Holders in such jurisdiction.

Consent Solicitations should be sent in the enclosed return envelope.

Consent Revocations should be sent to:

Capitol Bancorp Ltd.
Capitol Bancorp Center, Fourth Floor
200 Washington Square North
Lansing, Michigan  48933
Attn:  Cristin K. Reid, Corporate President

Banks and Brokers call:  517-487-6555

Delivery of the completed Consent Letters should be directed to:

By facsimile:

(For Eligible Institutions only):

517-374-2576

Confirmation:

517-487-6555

By Mail

By Hand and

Overnight Courier:

Capitol Bancorp Ltd.
Capitol Bancorp Center, Fourth Floor
200 Washington Square North
Lansing, Michigan  48933

The Solicitation Agent for the Consent Solicitation is:

Okapi Partners LLC
437 Madison Avenue, 28th Floor
New York, NY 10022

Banks and Brokerage firms:  212-297-0720
Stockholders and all others, toll free:  877-285-5990
Email: info@okapipartners.com

Annex I

SECOND SUPPLEMENTAL INDENTURE

Dated as of _______, 2011

to

INDENTURE

Dated as of December 18, 1997,

As Supplemented,

Between

CAPITOL BANCORP LTD.,

as Issuer

and

The Bank of New York Mellon Trust Company, N.A.,

as Trustee

8.5% SUBORDINATED DEBENTURES DUE 2027

Second Supplemental Indenture, dated as of _________, 2011 (this “Supplemental Indenture”), between Capitol Bancorp Ltd., a bank holding company duly organized and existing under the laws of the State of Michigan (the “Company”), and The Bank of New York Mellon Trust Company, N.A., a national banking association duly organized and existing under the laws of the United States, as Trustee (the “Trustee”).

RECITALS

WHEREAS, the Company executed and delivered the Indenture, dated as of December 18, 1997, as amended July 31, 2009, to the Trustee (the “Indenture”), to provide for the issuance of the Company’s 8.50 % Subordinated Debentures Due 2027 (the “Debentures”);

WHEREAS, pursuant to the terms of the Indenture, the Company has deferred the payment of interest on the Debentures for up to 20 consecutive quarters beginning on June 30, 2009;

WHEREAS, pursuant to the terms of the Indenture, the Company is restricted from redeeming certain debt securities during the Extended Interest Payment Period;

WHEREAS, the Company seeks to amend those restrictions as they relate to the redemption of certain debt securities resulting from an exchange of the Company’s common stock for trust-preferred securities issued by a subsidiary of the Company;

WHEREAS, the Company has obtained the consent of the holders of not less than a majority in liquidation preference of Trust Securities of Capitol Trust I, has delivered to the Trustee evidence satisfactory to the Trustee that such consents have been given and, as of the date hereof, have not been withdrawn or revoked;

WHEREAS, the Company has requested the Trustee join with it in the execution and delivery of this Supplemental Indenture pursuant to Section 11.2 of the Indenture and has delivered to the Trustee Board Resolutions, an Officers’ Certificate, and an Opinion of Counsel and all other covenants and conditions precedent, if any, provided for in the Indenture relating to the execution of this Supplemental Indenture have been complied with as of the date hereof with respect to such authorization; and

WHEREAS, all things necessary to make this Supplemental Indenture a valid agreement of the Company, in accordance with its terms have been performed, and the execution and delivery of this Supplemental Indenture has been duly authorized in all respects;

NOW, THEREFORE, THIS SUPPLEMENTAL INDENTURE WITNESSETH:

For and in consideration of the terms of this Supplemental Indenture, and for the purpose of setting forth, as provided in the Indenture, the Company covenants and agrees, with the Trustee, as follows:

ARTICLE 1.

AMENDED SECTIONS

Section 1.1                      Section 4.3 of the Indenture is replaced in its entirety with the following language:

SECTION 4.3.                 LIMITATION ON TRANSACTIONS.

If (i) the Company shall exercise its right to defer payment of interest as provided in Section 4.1; or (ii) there shall have occurred any Event of Default, then (a) the Company shall not declare or pay any dividend or distributions on, or redeem, purchase, acquire or make a liquidation payment with respect to, any of its capital stock (other than (i) dividends or distributions in common stock of the Company; provided, however, that a dividend distribution in the form of capital stock of a subsidiary of the Company paid on or with respect to the capital stock of the Company is permitted if the subsidiary becomes a co-guarantor with the Company under the Guarantee Agreement prior to such dividend distribution, (ii) any declaration of a non-cash dividend in connection with the implementation of a shareholders' rights plan, or the issuance of stock under any such plan in the future, or the redemption or repurchase of any such rights pursuant thereto, and (iii) purchases of common stock of the Company related to the rights under any of the Company's benefit plans for its directors, officers or employees); (b) the Company shall not make any payment of principal, interest or premium, if any, on or repay, repurchase or redeem any debt securities issued by the Company which rank pari passu with or junior in interest to the Debentures (other than as a result of any exchange of the Company’s common stock for securities ranking pari passu with the Trust-Preferred Securities and the resultant cancellation of debt securities ranking pari passu with the Debentures); provided, however, that notwithstanding the foregoing the Company may make payments pursuant to its obligations under the Preferred Securities Guarantee.

Section 1.2                      Section 5.6 of the Indenture is replaced in its entirety with the following language:

SECTION 5.6.                 LIMITATION ON TRANSACTIONS.

If Debentures are issued to the Trust or a trustee of the Trust in connection with the issuance of Trust Securities by the Trust and (i) there shall have occurred any event that would constitute an Event of Default; (ii) the Company shall be in default with respect to its payment of any obligations under the Preferred Securities Guarantee relating to the Trust; or (iii) the Company shall have given notice of its election to defer payments of interest on such Debentures by extending the interest payment period as provided in this Indenture and such period, or any extension thereof, shall be continuing, then (a) the Company shall not declare or pay any dividends or distributions on, or redeem, purchase, acquire or make a liquidation payment with respect to, any of its capital stock (other than (i) dividends or distributions  in common stock of the Company; provided, however, that a dividend distribution in the form of capital stock of a subsidiary of the Company paid on or with respect to the capital stock of the Company is permitted if the subsidiary becomes a co-guarantor with the Company under the Guarantee Agreement prior to such dividend distribution, (ii) any declaration of a non-cash dividend in connection with the implementation of a shareholders' rights plan, or the issuance of stock under any such plan in the future, or the redemption or repurchase of any such rights pursuant thereto, and (iii) purchases of common stock of the Company related to the rights under any of the Company's benefit plans for its directors, officers or employees); (b) the Company shall not make any payment of principal, interest or premium, if any, on or repay, repurchase or redeem any debt securities issued by the Company which rank pari passu with or junior in interest to the Debentures (other than as a result of any exchange of the Company’s common stock for securities ranking pari passu with the Trust-Preferred Securities and the resultant cancellation of debt securities ranking pari passu with the Debentures); provided, however, that the Company may make payments pursuant to its obligations under the Preferred Securities Guarantee.

ARTICLE 2.

MISCELLANEOUS

Section 2.1                      Ratification of Indenture. The Indenture, as supplemented by this Supplemental Indenture, is in all respects ratified and confirmed, and this Supplemental Indenture shall be deemed part of the Indenture in the manner and to the extent herein and therein provided.

Section 2.2                      Capitalized Terms.  Capitalized terms shall have the meaning ascribed to them under the Indenture.

Section 2.3                      Governing Law. This Supplemental Indenture shall be governed by, and construed in accordance with, the laws of Michigan.

Section 2.4                      Separability. In case any one or more of the provisions contained in the Indenture or this Supplemental Indenture shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of the Indenture or this Supplemental Indenture, but the Indenture and this Supplemental Indenture shall be construed as if such invalid or illegal or unenforceable provision had never been contained herein or therein.

Section 2.5                      Counterparts. This Supplemental Indenture may be executed in any number of counterparts each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

Section 2.6                      Concerning the Trustee.  The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or for or in respect of the recitals contained herein, or with respect to any document used in connection with the solicitation of consents from the holders of Trust Securities or the consents of such holders, all of which recitals are made solely by the Company.  All of the provisions contained in the Indenture in respect of the rights, privileges, immunities, powers, and duties of the Trustee shall be applicable in respect of the Supplemental Indenture as fully and with like force and effect as though fully set forth in full herein.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Second Supplemental Indenture to be duly executed, all as of the day and year first above written.

Capitol Bancorp Ltd.

By:  __________________________________________________
 Name:
 Title:

The Bank of New York Mellon Trust Company,
N.A., as Trustee

By:  __________________________________________________
 Name:
 Title:

Annex II

SECOND AMENDMENT TO GUARANTEE AGREEMENT

Between

CAPITOL BANCORP LTD.,

as Guarantor

and

The Bank of New York Mellon Trust Company, N.A.,

as Guarantee Trustee

8.5% SUBORDINATED DEBENTURES DUE 2027

This Second Amendment to the Guarantee Agreement (“Second Amendment”) is effective as of _________, 2011, between Capitol Bancorp Ltd., a bank holding company duly organized and existing under the laws of the State of Michigan (the “Guarantor”), and The Bank of New York Mellon Trust Company, N.A., a national banking association duly organized and existing under the laws of the United States, as Guarantee Trustee (the “Guarantee Trustee”).  Capitalized terms not otherwise defined in this Second Amendment will have the meanings given them in the Guarantee Agreement or the Indenture.

RECITALS

WHEREAS, the Guarantor executed and delivered the Indenture, dated as of December 18, 1997, and amended July 31, 2009, to the Guarantee Trustee (as amended, the “Indenture”), to provide for the issuance of the Guarantor’s 8.50 % Subordinated Debentures Due 2027 (the “Debentures”);

WHEREAS, pursuant to the terms of the Indenture, the Guarantor has deferred the payment of interest on the Debentures for up to 20 consecutive quarters beginning on June 30, 2009;

WHEREAS, pursuant to the terms of the Indenture, the Guarantor is restricted from redeeming certain debt securities during the Extended Interest Payment Period;

WHEREAS, Guarantor and Guarantee Trustee executed the Guarantee Agreement on December 18, 1997;

WHEREAS, Guarantor and Guarantee Trustee amended the Guarantee Agreement on July 31, 2009;

WHEREAS, the Guarantee Agreement, as amended, contains the same language as the Indenture concerning such restrictions;

WHEREAS, the Guarantor seeks to amend those restrictions as they relate to the redemption of certain debt securities resulting from an exchange of the Guarantor’s common stock for trust-preferred securities issued by an affiliate of Guarantor;

WHEREAS, this Second Amendment has been approved by the Holders of at least a Majority in liquidation amount of the Preferred Securities pursuant to Section 9.2 of the Guarantee Agreement;

WHEREAS, the Guarantor has requested the Guarantee Trustee join with it in the execution and delivery of this Second Amendment pursuant to Section 9.2 of the Indenture and has delivered to the Guarantee Trustee Board Resolutions, an Officers’ Certificate, and an Opinion of Counsel and all other covenants and conditions precedent, if any, provided for in the Guarantee Agreement relating to the execution of this Second Amendment have been complied with as of the date hereof with respect to such authorization; and

WHEREAS, all things necessary to make this Second Amendment a valid agreement of the Guarantor, in accordance with its terms have been performed, and the execution and delivery of this Second Amendment has been duly authorized in all respects;

NOW, THEREFORE, THIS SECOND AMENDMENT WITNESSETH:

For and in consideration of the terms of this Second Amendment, and for the purpose of setting forth, as provided in the Guarantee, the Guarantor covenants and agrees, with the Guarantee Trustee, as follows:

ARTICLE 1.

AMENDED SECTIONS

1.           Section 6.1 is replaced in its entirety with the following language:

SECTION 6.1. LIMITATION OF TRANSACTIONS.

So long as any Preferred Securities remain outstanding, if there shall have occurred an Event of Default under this Preferred Securities Guarantee, an Event of Default under the Trust Agreement or during an Extended Interest Payment Period (as defined in the Indenture), then (a) the Guarantor shall not declare or pay any dividends or distributions on, or redeem, purchase, acquire or make a liquidation payment with respect to, any of its capital stock (other than (i) dividends or distributions in common stock of the Guarantor; provided, however, that a dividend distribution in the form of capital stock of a subsidiary of the Guarantor paid on or with respect to the capital stock of the Guarantor is permitted if the subsidiary becomes a co-guarantor with the Guarantor under the Guarantee Agreement prior to such dividend distribution, (ii) any declaration of a non-cash dividend in connection with the implementation of a shareholders' rights plan, or the issuance of stock under any such plan in the future, or the redemption or repurchase of any such rights pursuant thereto, and (iii) purchases of common stock of the Guarantor related to the rights under any of the Guarantor's benefit plans for its directors, officers or employees), (b) the Guarantor shall not make any payment of principal or interest on or repay, repurchase or redeem any debt securities issued by the Guarantor which rank pari passu with or junior to the Debentures (other than as a result of any exchange of the Guarantor’s common stock for securities ranking pari passu with the Trust-Preferred Securities and the resultant cancellation of debt securities ranking pari passu with the Debentures).

ARTICLE 2.

MISCELLANEOUS

Section 2.1                      Ratification of Guarantee. The Guarantee and the Guarantee Agreement, as amended by this Second Amendment, is in all respects ratified and confirmed, and this Second Amendment shall be deemed part of the Guarantee Agreement in the manner and to the extent herein and therein provided.

Section 2.2                      Capitalized Terms.  Capitalized terms shall have the meaning ascribed to them under the Guarantee Agreement or the Indenture.

Section 2.3                      Governing Law. This Second Amendment shall be governed by, and construed in accordance with, the laws of Michigan.

Section 2.4                      Severability. In case any one or more of the provisions contained in the Guarantee or this Second Amendment shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of the Guarantee or this Second Amendment, but the Guarantee and this Second Amendment shall be construed as if such invalid or illegal or unenforceable provision had never been contained herein or therein.

Section 2.5                      Counterparts. This Second Amendment may be executed in any number of counterparts each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

Section 2.6                      Concerning the Guarantee Trustee.  The Guarantee Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Second Amendment or for or in respect of the recitals contained herein, or with respect to any document used in connection with the solicitation of consents from the holders of Trust Securities or the consents of such holders, all of which recitals are made solely by the Guarantor.  All of the provisions contained in the Guarantee Agreement in respect of the rights, privileges, immunities, powers, and duties of the Guarantee Trustee shall be applicable in respect of the Second Amendment as fully and with like force and effect as though fully set forth in full herein.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed, all as of the day and year first above written.

CAPITOL BANCORP LTD.

By:  _________________________________________
    Name:
    Title:

THE BANK OF NEW YORK MELLON TRUST
COMPANY, N.A., as Guarantee Trustee

By:  _________________________________________
    Name:
    Title:

Annex III
CONSENT LETTER
(to be used by DTC Participants only)

CAPITOL BANCORP LTD.
Solicitation of Consents Relating to
Capitol Trust I’s 8.50% Cumulative Trust-Preferred Securities Due 2027

CUSIP No:  14064 B 208

Pursuant to the Consent Solicitation Statement
Dated January 4, 2011

_______________

To Consent, this Consent Letter should be delivered in the enclosed return envelope or faxed to Capitol at 517-374-2576

Consent Revocations should be delivered to:
Capitol Bancorp Ltd.
Capitol Bancorp Center, Fourth Floor
200 Washington Square North
Lansing, Michigan  48933
Attn:  Cristin K. Reid, Corporate President

Banks and Brokers, please call: 517-487-6555

Confirmation
517-487-6555

By Hand and
Overnight Courier:
200 Washington Square North
Lansing, Michigan  48933

The Solicitation Agent for the Consent Solicitation is:

Okapi Partners LLC
437 Madison Avenue, 28th Floor
New York, NY 10022

Banks and Brokerage firms:  212-297-0720
Stockholders and all others, toll free:  877-285-5990
Email: info@okapipartners.com

III-1

This Consent Letter relates to the Consent Solicitation described in the accompanying Consent Solicitation Statement, dated January 4, 2011 (as the same may be amended or supplemented from time to time, the “Consent Solicitation Statement”). Capitalized terms used herein but not defined herein have the meaning given to them in the Consent Solicitation Statement.

THIS IS NOT AN EXCHANGE OFFER OR OTHER OFFER FOR YOU TO TENDER ANY SECURITIES.  YOU SHOULD HAVE RECEIVED A SEPARATE OFFER TO TENDER YOUR TRUST-PREFERRED SECURITIES.

This Consent Solicitation Statement applies only to the adoption of the proposed amendments to the Indenture and the Guarantee Agreement.  Any consent letter delivered previously in connection with Capitol’s August 3, 2010 Consent Solicitation has been voided.  Accordingly, if you wish to tender your consent, you must do so using the enclosed Consent Letter.

CONSENT LETTERS SHOULD NOT BE DELIVERED TO ANY PERSON OTHER THAN CAPITOL, and should be delivered in the enclosed return envelope or faxed to Capitol at (517) 374-2576.

DTC Participants who hold Trust-Preferred Securities as of the Record Date are referred to herein as “Holders.” Only Holders may execute Consents and, unless revoked by the Holder in the manner described in the Consent Solicitation Statement, such Consents will be binding on all subsequent transferees of the Trust-Preferred Securities with respect to which Consents were given. Any beneficial owner of Trust-Preferred Securities who is not a Holder of record of such Trust-Preferred Securities must arrange for the person who is the Holder of record to execute and deliver a Consent on behalf of such beneficial owner.

By execution hereof, the undersigned acknowledges receipt of the Consent Solicitation Statement. Upon receipt of the Requisite Consent, Capitol intends to execute a supplemental indenture to the Indenture (the “Supplemental Indenture”) and an amendment to the Guarantee Agreement (the “Amendment to Guarantee Agreement”) containing the Proposed Amendments. The Proposed Amendments will take effect immediately upon execution. The date and time on which the Proposed Amendments take effect is hereinafter referred to as the “Effective Date.” Consents cannot be revoked after the execution of the Supplemental Indenture and Amended Guarantee Agreement.

The undersigned hereby consents to the Proposed Amendments described below and in the Consent Solicitation Statement. The undersigned hereby represents and warrants that the undersigned has full power and authority to execute the Consent contained herein. The undersigned will, upon request, execute and deliver any additional documents deemed by Capitol to be necessary or desirable to perfect the undersigned’s Consent.

The undersigned hereby agrees that, after the execution of the Supplemental Indenture and Amended Guarantee Agreement, it will not revoke any Consent it grants hereby even if the Consent Solicitation is extended beyond that time, and that, until such time, it will not revoke any Consent it grants hereby except in accordance with the procedures set forth in the Consent Solicitation Statement.

The undersigned understands that Consents delivered pursuant to any of the procedures described under “The Consent Solicitation—Consent Procedures” in the Consent Solicitation Statement and in the instructions hereto will constitute a binding agreement between the undersigned and Capitol upon the terms and subject to the conditions of the Consent Solicitation. All authority conferred or agreed to be conferred by this Consent shall survive the death, incapacity, dissolution or liquidation of the undersigned and every obligation of the undersigned under this Consent shall be binding on the undersigned’s heirs, personal representatives, successors and assigns.

The undersigned hereby irrevocably constitutes and appoints Capitol its agent and attorney-in-fact with respect to the Consent given hereby with full power of substitution to deliver this Consent to the Trustee. The Power of Attorney granted in this paragraph shall be deemed irrevocable from and after the execution of the Supplemental Indenture and the Amended Guarantee Agreement and coupled with an interest.

III-2

Unless otherwise specified in the table below, this Consent Letter relates to the total aggregate liquidation amount of Trust-Preferred Securities held by the undersigned. If this Consent Letter relates to less than the total liquidation amount of Trust-Preferred Securities so held of record in the name of the undersigned, the undersigned has listed on the table below the liquidation amount of Trust-Preferred Securities for which this Consent Letter is given. If the space provided below is inadequate, list the liquidation amounts on a separate signed schedule and affix the list to this Consent Letter.

Please indicate by marking the appropriate box below whether you wish to vote FOR or AGAINST each of the Proposed Amendments. If neither of the boxes is marked, but this Consent Letter is otherwise properly completed and signed, you will be deemed to have voted FOR the Proposed Amendments.

Please sign your name and date below to evidence your vote on the Proposed Amendments and to evidence the appointment of Capitol as your agent and attorney-in-fact in connection with this Consent Letter. The undersigned acknowledges that it must comply with the other provisions of this Consent Letter, and complete the information required herein, to validly consent to the Proposed Amendments.

This Power of Attorney recites the text provided in Section 5-1513 of the General Obligations Law of the State of New York in the form attached hereto as Annex 1 (the “Cautionary Language”). For the avoidance of doubt, the undersigned understand and agree, and affirm that it is their intent, that if any provision contained in the Cautionary Language shall be inconsistent with any provision contained in this Power of Attorney, the provision contained in this Power of Attorney shall prevail to the fullest extent permitted by law. Nothing in this Power of Attorney shall be construed as an admission or acknowledgment of the undersigned that this Power of Attorney is subject to the requirements of Section 5-1501B of the General Obligations Law of the State of New York.

[Remainder of page intentionally left blank]

III-3

CHECK ONE BOX ONLY FOR EACH PROPOSAL

Proposal 1 – Supplemental Indenture

FOR ☐ **AGAINST ☐**

Proposal 2 – Amended Guarantee Agreement

FOR ☐ **AGAINST ☐**

PLEASE COMPLETE THIS TABLE

DESCRIPTION OF TRUST-PREFERRED SECURITIES AS TO WHICH CONSENTS ARE GIVEN

Name(s) and Address(es) of Holder(s) (Please fill in exactly as such name appears on the DTC listing for the Trust-Preferred Securities with respect to which Consents are given)	Title of Issue	Aggregate Liquidation Amount of Trust-Preferred Securities*	Liquidation Amount with respect to which Consents are given (Complete only if Consents relate to less than entire aggregate liquidation amount)*
	8.50% Cumulative Trust-Preferred Securities Due 2027	$	$

* Unless otherwise indicated in the column labeled "Liquidation Amount with Respect to Which Consents are Given," the Holder will be deemed to have consented in respect of the entire aggregate liquidation amount represented by the Trust-Preferred Securities indicated in the column labeled "Aggregate Liquidation Amount of the Trust-Preferred Securities."

IMPORTANT–READ CAREFULLY

An authorized DTC Participant (as defined in the Consent Solicitation Statement) must execute this Consent exactly as their name(s) appear on DTC's position listing as of the Record Date. If the Trust-Preferred Securities are held by two or more Holders, all such Holders must sign this Consent. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing and must submit proper evidence satisfactory to Capitol of such person's authority so to act.

SIGN HERE: ______________________________
(Signature(s) of Holder(s))

____
(Signature(s) of Holder(s))

Dated: ____________________

Name(s) ______________________________
(Please Print)

Capacity (Full Title): ______________________________

Address: ______________________________

____
(Include Zip Code)

Area Code and Telephone No.: ____________________ Tax Identification or Social Security No. ____________________

DTC Participant No.: ______________________________

III-4

INSTRUCTIONS FOR HOLDERS

FORMING PART OF THE TERMS AND CONDITIONS OF THE CONSENT

1.  Delivery of this Consent Letter; Holders Entitled to Consent.   Subject to the terms and conditions of the Consent Solicitation, a properly completed and duly executed copy of this Consent Letter and any other documents required by this Consent Letter must be received by Capitol in the enclosed return envelope or via the facsimile number set forth on the cover hereof on or before January 31, 2011 or, if later, the Expiration Time. This Consent Letter may only be executed by DTC Participants. Any beneficial owner of Trust-Preferred Securities who holds its Trust-Preferred Securities through a DTC Participant must arrange for such DTC Participant to execute and deliver the Consent on behalf of such beneficial owner. A Consent by a Holder is a continuing consent notwithstanding that the registered ownership of a Trust-Preferred Security has been transferred, unless a Holder of the Trust-Preferred Security timely revokes the prior Consent in accordance with the procedures set forth herein and in the Consent Solicitation Statement. The method of delivery of Consents and all other required documents to Capitol is at the election and risk of the submitting Holder, and the delivery will be deemed made only when actually received by Capitol. In all cases, sufficient time should be allowed to assure timely delivery. NO CONSENT SHOULD BE SENT TO ANY PERSON OTHER THAN CAPITOL.

2.  Solicitation Period. Capitol reserves the right to extend the Consent Solicitation at any time and from time to time, whether or not the Requisite Consents have been received, by giving oral or written notice via press release or other public announcement no later than 9:00 a.m., EDT, on the next business day after the previously announced Expiration Date. Such announcement or notice may state that Capitol is extending the Consent Solicitation for a specified period of time or on a daily basis.

3.  Questions Regarding Validity, Form, Legality, Etc. All questions as to the validity, form and eligibility (including time of receipt) regarding the Consent procedures will be determined by Capitol in its sole discretion, which determination will be conclusive and binding subject only to such final review as may be prescribed by the Trustee concerning proof of execution and ownership. Capitol reserves the right to reject any or all Consents that are not in proper form or the acceptance of which could, in the opinion of Capitol or its counsel, be unlawful. Capitol also reserves the right, subject to such final review as the Trustee prescribes for the proof of execution and ownership, to waive any defects or irregularities in connection with deliveries of particular Consents. Unless waived, any defects or irregularities in connection with deliveries of Consents must be cured within such time as Capitol determines. None of Capitol, the Trustee, the Soliciting Agent or any other person shall be under any duty to give any notification of any such defects or irregularities or waiver, nor shall any of them incur any liability for failure to give such notification. Deliveries of Consents will not be deemed to have been made until any irregularities or defects therein have been cured or waived. Capitol’s interpretations of the terms and conditions of the Consent Solicitation shall be conclusive and binding.

4.  Signatures on this Consent. If this Consent Letter is signed by the Holder(s) of the Trust-Preferred Securities with respect to which this Consent is given, the signature(s) must correspond with the name(s) as set forth in DTC’s position listing without alteration or change whatsoever. If any of the Trust-Preferred Securities with respect to which this Consent is given were owned of record by two or more joint owners, all such owners must sign this Consent. If any Trust-Preferred Securities with respect to which this Consent is given have different Holders, it will be necessary to complete, sign and submit as many separate copies of this Consent and any necessary accompanying documents as there are different Holders. If this Consent is being signed by a trustee(s), executor(s), administrator(s), guardian(s), attorneys-in-fact, officer(s) of a corporation or other person acting in a fiduciary or representative capacity, such person(s) should indicate such fact when signing, and, unless waived by Capitol, evidence satisfactory to Capitol of their authority so to act must be submitted with this Consent.

5.  Revocation of Consents. Any Holder of Trust-Preferred Securities as to which a Consent has been given may revoke such Consent as to such Trust-Preferred Securities or any portion of such Trust-Preferred Securities by filing a written notice of revocation with Capitol prior to the evidencing to the Trustee that Holders of record as of the Record Date have taken action with respect to the Proposed Amendments. The transfer of Trust-Preferred Securities will not have the effect of revoking any Consent theretofore validly given by a Holder of such Trust-Preferred Securities, and each properly completed and executed Consent will be

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counted notwithstanding a subsequent transfer of the Trust-Preferred Securities to which such Consent relates, unless the procedure for revoking Consents described in the Consent Solicitation Statement and below has been complied with. In order for a Holder of the Trust-Preferred Securities to revoke a previously given Consent, such Holder must, prior to the execution of the Supplemental Indenture and Amended Guarantee Agreement, deliver to Capitol at the address set forth on the back cover page of the Consent Solicitation Statement and on this Consent Letter a written revocation of such Consent in the form of a subsequent Consent marked “Against” the Proposed Amendments, including the liquidation amount of Trust-Preferred Securities to which such revocation relates and the signature of such Holder. A revocation of a Consent may only be rescinded by the execution and delivery of a new Consent, in accordance with the procedures herein described by the Holder who delivered such revocation. The revocation must be executed by such Holder in the same manner as the Holder’s name appears on the Consent to which the revocation relates. If a revocation is signed by a trustee, partner, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person must so indicate when signing and must submit with the revocation appropriate evidence of authority to execute the revocation. A Holder may revoke a Consent only if such revocation complies with the provisions of the Consent Solicitation Statement. In order to revoke a Consent, a beneficial owner of Trust-Preferred Securities who is not the Holder as of the Record Date of such Trust-Preferred Securities must instruct the Holder of such Trust-Preferred Securities on the Record Date to revoke any Consent already given with respect to such Trust-Preferred Securities.

6.  Amendment of Conditions. Capitol reserves the absolute right, subject to applicable law, to amend, waive, modify, withdraw or terminate the terms of the Consent Solicitation and the Proposed Amendments, as more fully described in the Consent Solicitation Statement.

7.  Requests for Assistance and Additional Copies. Questions regarding the Consent Solicitation and the terms and conditions thereof should be directed to Capitol at the address and telephone number set forth on the back cover page of the Consent Solicitation Statement, or to your broker, dealer, commercial bank, trust company or other nominee institution. Requests for assistance in filling out and delivering consents or for additional copies of the Consent Solicitation Statement and Consent Letters should be directed to Capitol or the Solicitation Agent, whose addresses and telephone numbers are set forth on the cover page of this Consent Letter.

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ANNEX 1

CAUTIONARY LANGUAGE

CAUTION TO THE PRINCIPAL:

Your Power of Attorney is an important document. As the “principal,” you give the person whom you choose (your “agent”) powers to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar powers. When your agent exercises these powers, he or she must act according to any instructions you have provided, or, where there are no specific instructions, in your best interest. “Important Information for the Agent” near the end of this document describes your agent’s responsibilities. Your agent can act on your behalf only after signing the Power of Attorney before a notary public. You can request information from your agent at any time. You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly. Your agent cannot make health care decisions for you. You may execute a “Health Care Proxy” to do this. The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15. This law is available at a law library, or online through the New York State Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us. If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

IMPORTANT INFORMATION FOR THE AGENT:

When you accept the authority granted under this power of attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the power of attorney is terminated or revoked.

You must:

(1)	act according to any instructions from the principal, or, where there are no instructions, in the principal’s best interest;

(2)	avoid conflicts that would impair your ability to act in the principal’s best interest;

(3)	keep the principal’s property separate and distinct from any assets you own or control, unless otherwise permitted by law;

(4)	keep a record of all receipts, payments, and transactions conducted for the principal; and

(5)
disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in the following manner: (Principal’s Name) by (Your Signature) as Agent.

You may not use the principal’s assets to benefit yourself or give gifts to yourself or anyone else unless there is a Statutory Major Gifts Rider attached to this Power of Attorney that specifically gives you that authority. If you have that authority, you must act according to any instructions of the principal, or, where there are no such instructions, in the principal’s best interest. You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal’s guardian if one has been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.

Liability of agent:

The meaning of the authority given to you is defined in New York’s General Obligations Law, Article 5, Title 15. If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

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